Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ X ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

Vanguard Specialized Funds

Vanguard World Fund

Vanguard Variable Insurance Funds

(Name of Registrant as Specified in its Declaration of Trust)

Payment of Filing Fee (Check the appropriate box):

[ X ] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) and 0-11.

(1)Title of each class of securities to which transaction applies:

(2)Aggregate number of securities to which transaction applies:

(3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)Proposed maximum aggregate value of transaction:

(5)Total Fee Paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)Amount previously paid:

(2)Form, schedule or registration statement no.:

(3)Filing party;

(4)Date filed:

An Important Message from Vanguard Chief Executive Officer Mortimer J. Buckley

[Buckley photo]

Dear Shareholder,

Thank you for placing your trust in Vanguard. Every dollar you invest with us is a sign of faith in our funds, our people, and our way of doing business. We work hard every day to earn and maintain that trust and to give our investors the best chance for investment success.

On behalf of the Boards of Trustees, I'm pleased to announce that the following Vanguard funds will hold a Joint Special Meeting of Shareholders virtually on January 22, 2021:

•Vanguard Health Care Fund

•Vanguard Energy Fund

•Vanguard U.S. Growth Fund

•Vanguard Variable Insurance Funds—Growth Portfolio

•Vanguard Variable Insurance Funds—Real Estate Index Portfolio

All shareholders of each fund have an opportunity to vote on a proposal to change the diversification status of the funds. Your vote is very important. I urge you to review the enclosed information carefully and then vote either by Internet, mail, phone, or at the virtual meeting. The enclosed materials provide information on the various available voting methods.

If approved, this proposal would allow the five funds to be reclassified as non-diversified under the Investment Company Act of 1940. We believe reclassifying the funds as non-diversified is in the best interests of the funds and their shareholders because it provides the funds' portfolio managers with increased investment flexibility and potential for better investment performance. The trustees recommend you vote in favor of this proposal.

We're eager to hear from you, so please vote as soon as possible. Thank you for taking the time to review the enclosed proposal and for your participation in this important process.

Sincerely,

[signature]

Mortimer J. Buckley

Chairman and Chief Executive Officer

October 19, 2020

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Important Information About Voting

Why am I being asked to vote?

Because your vote makes a difference. If many shareholders choose not to vote, the funds might not receive enough votes to reach quorum and conduct the shareholder meeting in January. If that appears likely to happen, the funds will have to send additional mailings to shareholders to try to get more votesa process that would be very costly for the funds and thus for you as a fund shareholder.

What's the deadline for submitting my vote?

We encourage you to vote as soon as possible to make sure that your fund receives enough votes to act on the proposal. The final opportunity to cast your vote is at the shareholder meeting on Friday, January 22, 2021.

Who gets to vote?

Any person who owned shares of Vanguard Health Care Fund, Vanguard Energy Fund, Vanguard U.S. Growth Fund, Vanguard Variable Insurance Funds—Growth Portfolio and Vanguard Variable Insurance Funds—Real Estate Index Portfolio on October 15, 2020, the "record date," gets to vote – even if that person later sells those shares.

How do I vote?

You can vote in any one of four ways:

1.Through the Internet at the website listed on the enclosed proxy card or voting instruction card.

2.By telephone, with a toll-free call to the number listed on the enclosed proxy card or voting instruction card.

3.By mail, with the enclosed proxy card or voting instruction card.

4.By virtually attending the Joint Special Meeting of Shareholders, which will be held over the Internet in a virtual format on Friday, January 22, 2021, at [4:00 p.m.], Eastern Time.

Vote on the Internet	Vote by phone	Vote by mail	Vote at the Joint
Special Meeting
Log on to the website	Call the phone number	Vote, sign, and date the	Log on to the website
listed on the enclosed	indicated on the	enclosed proxy card or	listed below on January
proxy card or voting	enclosed proxy card or	voting instruction card	22, 2021, at [4:00
instruction card.	voting instruction card.	and return in the	p.m.], Eastern Time.
Follow the on-screen	Follow the recorded	postage-paid envelope.
instructions.	instructions available
24 hours per day.

We encourage you to vote through the Internet or by telephone, using the voting control number that appears on your proxy card or voting instruction card. These voting methods will save your fund money (since they require no return postage). If you would like to change your previous vote, you may do so using any of the methods described above.

I plan to vote by mail. How should I sign the proxy card?

You should sign your name exactly as it appears on the enclosed proxy card or voting instruction card. Unless you have instructed us otherwise, either owner of a joint account may sign the card, but again, the owner must sign the name exactly as it appears on the card. The proxy card or voting instruction card for other types of accounts should be signed in a way that indicates the signer's authorityfor example, "John Brown, Custodian."

I plan to participate in the Joint Special Meeting. How do I access the virtual meeting?

Due to the coronavirus outbreak (COVID-19) and to support the health and well-being of the funds' shareholders, employees, and community, the Joint Special Meeting will be conducted exclusively online via live webcast. Shareholders may attend the Joint Special Meeting online by visiting http://www.meetingcenter.io/268468116 and entering the voting control number, which is included on the enclosed proxy card or voting instruction card. The password for the Joint Special Meeting is VUSV2021. The Joint Special Meeting will begin promptly at [4:00 p.m.], Eastern Time. We encourage you to access the Joint Special Meeting prior to the start time, leaving ample time for check in.

If your shares are held through a stock brokerage account or by a bank or other holder of record (each, an "intermediary"), you will need to request a legal proxy from the intermediary in order to receive access to the Joint Special Meeting. You must then submit proof of your proxy power ("legal proxy") reflecting your holdings along with your name and email address to Computershare Fund Services ("Computershare"). Requests for registration must be labeled as "Legal Proxy" and be received no later than 5:00 p.m., Eastern Time, on January 19, 2021. You will receive a confirmation of your registration by email that includes the voting control number necessary to access and vote at the Joint Special Meeting. Requests for registration should be directed to Computershare at shareholdermeetings@computershare.com.

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VANGUARD HEATLH CARE FUND

VANGUARD ENERGY FUND

VANGUARD U.S. GROWTH FUND

VANGUARD VARIABLE INSURANCE FUNDS—GROWTH PORTFOLIO

VANGUARD VARIABLE INSURANCE FUNDS—REAL ESTATE INDEX PORTFOLIO

(each, a "Fund" and collectively, the "Funds")

Notice of Joint Special Meeting of Shareholders

The Funds will host a Joint Special Meeting of Shareholders on Friday, January 22, 2021 at [4:00 p.m.], Eastern Time over the Internet in a virtual format (the "Joint Special Meeting"). This Joint Special Meeting is being held so that shareholders can vote on Vanguard's proposal to:

1.Reclassify the diversification status of each Fund to non-diversified and eliminate a related fundamental policy.

2.To transact such other business as may properly come before the Joint Special Meeting.

The Joint Special Meeting will be held over the Internet in a virtual format. The Board of Trustees that oversees each Fund has fixed the close of business on October 15, 2020, as the record date for the determination of those shareholders entitled to receive notice of, and to vote at, the Joint Special Meeting or any adjournment or postponement of the Joint Special Meeting. Shareholders may only vote at the Joint Special Meeting for the Fund to which their shares relate.

By Order of the Boards of Trustees,

Anne E. Robinson, Secretary

[October 19], 2020

YOUR VOTE IS IMPORTANT

YOU CAN VOTE EASILY AND QUICKLY THROUGH THE INTERNET, BY TOLL-FREE TELEPHONE CALL, OR BY MAIL. JUST FOLLOW THE SIMPLE INSTRUCTIONS THAT APPEAR ON YOUR PROXY CARD OR VOTING INSTRUCTION CARD. YOU MAY ALSO VOTE BY ATTENDING THE JOINT SPECIAL MEETING VIRTUALLY ON FRIDAY, JANUARY 22, 2021. PLEASE HELP YOUR FUND AVOID THE EXPENSE OF A FOLLOW-UP MAILING BY VOTING TODAY.

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VANGUARD HEATLH CARE FUND

VANGUARD ENERGY FUND

VANGUARD U.S. GROWTH FUND

VANGUARD VARIABLE INSURANCE FUNDS—GROWTH PORTFOLIO

VANGUARD VARIABLE INSURANCE FUNDS—REAL ESTATE INDEX PORTFOLIO

(each, a "Fund" and collectively, the "Funds")

Joint Special Meeting of Shareholders

Friday, January 22, 2021

PROXY STATEMENT

Introduction

This proxy statement is being provided to you on behalf of the Board of Trustees that oversees each Fund. We have divided the proxy statement into four main parts:

Part I An Overview of the Proposal begins on page x.

Part II Proposal Details begins on page x.

Part III More on Proxy Voting and Shareholder Meetings begins on page x.

Part IV Fund and Investment Advisor Information begins on page x.

Please read the proxy statement before voting on the proposal. If you have questions about the proxy statement, or if you would like additional information, please call Computershare toll-free at 866-963-5746. This proxy statement was mailed to shareholders beginning the week of [____], 2020.

Only one copy of this proxy statement will be mailed to multiple shareholders sharing an address unless we have received contrary instructions from one or more of the shareholders. Upon request, we will mail a separate copy of this proxy statement to a shareholder at a shared address to which a single copy of this proxy statement was mailed. Any shareholder who wishes to receive a separate proxy statement should contact Vanguard toll-free at 800-662- 7447, or write to us at The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482-2600.

ATTENTION: Vanguard Variable Insurance Fund Shareholders

You have the right to instruct your annuity provider how to vote the Vanguard Variable Insurance Fund shares held through your variable insurance contract or policy. You can issue voting instructions for these shares over the Internet, by toll-free telephone call, or by mail. Just follow the simple instructions that appear on your enclosed voting instruction card. Note that your annuity provider will "shadow vote" any fund shares for which contract owners fail to provide voting instructions. This means that the uninstructed shares will be voted in proportionately the same manner—either "For," "Against," or "Abstain"—as the instructed shares. As a result, those contract owners that actually provide voting instructions may control the outcome of the vote even though their actual interest in a fund alone would not be sufficient to approve the applicable proposal. Contract owners should contact their annuity provider for information about any applicable deadline for providing voting instructions to such annuity provider.

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Part I

An Overview of the Proposal

Shareholders of Vanguard Health Care Fund, Vanguard Energy Fund, Vanguard U.S. Growth Fund, Vanguard Variable Insurance Funds—Growth Portfolio, and Vanguard Variable Insurance Funds—Real Estate Index Portfolio (each, a "Fund" and collectively, the Funds") are being asked to vote on Vanguard's proposal to reclassify the diversification status of each Fund to non-diversified and eliminate a related fundamental policy. Only shareholders of record on October 15, 2020, are entitled to vote on this proposal for their Fund.

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Part II

Proposal Details

Proposal:

Reclassify the diversification status of each Fund

to non-diversified and eliminate a related fundamental policy

Vanguard Health Care Fund, Vanguard Energy Fund, Vanguard U.S. Growth Fund, Vanguard Variable Insurance Funds—Growth Portfolio, and Vanguard Variable Insurance Funds—Real Estate Index Portfolio (each a "Fund" and collectively, the "Funds") are currently classified as "diversified" funds for purposes of Section 5(b)(1) of the Investment Company Act of 1940, as amended (the "1940 Act"). As a diversified fund, each Fund is limited in its ownership of securities of any single issuer (also referred to as a "holding"). We propose reclassifying the diversification status of each Fund from "diversified" to "non-diversified," as defined under the 1940 Act. Non- diversified status will give each Fund's investment team increased flexibility to invest a greater percentage of the Fund's assets in fewer issuers or any one issuer.

Relatedly, each Fund currently has a fundamental policy on diversification. Under the 1940 Act, a change to a Fund's diversification status from diversified to non-diversified requires shareholder approval. If shareholders approve changing a Fund's status from diversified to non-diversified, then the Fund's related fundamental policy will be eliminated.

What's the difference between diversified funds and non-diversified funds?

Under the 1940 Act, a mutual fund is designated as diversified or non-diversified, which governs its ownership of securities of issuers. Each Fund currently operates as a diversified fund and therefore must operate in compliance with the 1940 Act diversification requirements. As a diversified fund, at least 75% of the Fund's total assets must be represented by the following: (i) cash and cash items (including receivables); (ii) U.S. government securities; (iii) securities of other investment companies (e.g., mutual funds); and (iv) securities of other issuers, provided that the investment represented by securities of an issuer does not exceed 5% of the total assets of the Fund or 10% of the voting stock of the issuer.

A non-diversified fund is a fund that does not meet the 1940 Act diversification requirements, as described above. Therefore, diversified funds are subject to stricter percentage limits on the amount of assets that can be invested in any one issuer. Changing the Funds' status to non-diversified would allow the Funds to continue to grow unconstrained by the diversification limits and invest more assets in fewer issuers or any one issuer.

Why change the Funds' diversification status under the 1940 Act?

If the Proposal is approved by a Fund's shareholders, then the Fund will no longer be subject to the 1940 Act diversification requirements, which is reflected in the Fund's current fundamental policy on diversification. At times, implementing each Fund's desired investment program has been a challenge due to requirements to maintain the Fund's diversified status. Vanguard believes that reclassifying each Fund as non-diversified is in the best interests of the Fund and its shareholders because non-diversified status will provide the Fund's investment team with increased investment flexibility and potential for better investment performance.

Vanguard Health Care Fund and Vanguard Energy Fund

The portfolio managers for Vanguard Health Care Fund and Vanguard Energy Fund believe that, as the health care and energy sectors continue to evolve, dispersion between the best performing and worst performing issuers within each sector will widen. As the sectors evolve and the best performing issuers become even more attractive investments, the Funds' portfolio managers may not be able to take full advantage of those investment opportunities as a result of the need to maintain compliance with the 1940 Act diversification requirements. By changing the Funds to non-diversified status, each Fund's portfolio managers could increase the Fund's investments in their highest conviction investment ideas as they would not be constrained by the 1940 Act diversification requirements.

Vanguard U.S. Growth Fund and Vanguard Variable Insurance Funds—Growth Portfolio

In managing Vanguard U.S. Growth Fund and Vanguard Variable Insurance Funds—Growth Portfolio, the Funds' portfolio managers evaluate and consider all of the holdings in the Russell 1000 Growth Index as potential investment opportunities. The Russell 1000 Growth Index has become increasingly concentrated in its top three holdings (e.g., Apple, Microsoft, and Amazon) and is no longer considered diversified. Due to the 1940 Act diversification requirements, the Funds must underweight these holdings relative to their weights in the Russell 1000 Growth Index even if the portfolio managers find them to be attractive investment opportunities. In practice, this means that the Funds are unable to invest in these issuers to the extent that the portfolio managers desire as a result of the need to comply with the 1940 Act diversification requirements.

Vanguard Variable Insurance Funds—Real Estate Index Portfolio

Vanguard Variable Insurance Funds—Real Estate Index Portfolio tracks the MSCI US Investable Market Real Estate 25/50 Index. The index has become increasingly concentrated in its top real estate investment trust ("REIT") stock holdings. To maintain compliance with 1940 Act diversification requirements, the Fund has had to underweight its direct ownership of REIT stock and has utilized derivatives to further its objective of tracking the index. If the Fund is reclassified as non-diversified and is therefore no longer required to operate as a diversified fund, then it will be able to directly own the desired amount of REIT stock relative to the weighting of the stock in the index. This will allow the Fund to more efficiently track its index and will reduce transaction costs associated with the use of derivatives.

All Funds

The Boards of Trustees for the Funds (the "Boards") considered Vanguard's recommendation to change the status of each Fund to non-diversified under the 1940 Act and to eliminate a related fundamental policy. The Boards considered all relevant factors, including the potential impact of the Proposal on the Funds and their risk profiles. Following consideration of these matters, the Boards unanimously approved the proposed change to reclassify each Fund as non-diversified and to eliminate a related fundamental policy. It is anticipated that, if this Proposal is approved by shareholders, then the Funds' diversification status will change and the related fundamental policy will be eliminated shortly after the Joint Special Meeting.

Will the Funds' risk profile increase if they are reclassified as non-diversified under the 1940 Act? Notwithstanding the potential for improved investment performance, a non-diversified fund typically presents a heightened degree of investment risk due to its ability to make more concentrated investments.

A non-diversified fund can invest a greater portion of its assets in a single issuer or small group of issuers than a diversified fund. Consequently, the investment return of a fund that operates as non-diversified typically is dependent upon the performance of a smaller number of issuers or any one issuer than a diversified fund. A non- diversified fund is therefore more susceptible to adverse developments affecting any single issuer held in its portfolio than a diversified fund, and may be more susceptible to greater losses because of such developments.

Why would a fundamental policy be eliminated if the Funds' diversification status changes?

Each Fund currently has a fundamental policy that describes its diversification status, which may only be changed with shareholder approval. Each Fund's fundamental policy on diversification states, in relevant part:

With respect to 75% of its total assets, the Fund may not: (1) purchase more than 10% of the outstanding voting securities of any one issuer; or (2) purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the U.S. government or its agencies or instrumentalities.

Since a non-diversified fund would not be subject to the limitation described in each Fund's fundamental policy on diversification, the fundamental policy will be eliminated if the Proposal is approved by Fund shareholders.

Are there other diversification requirements that will still apply to each Fund if it becomes non-diversified under the 1940 Act?

Yes. Although each Fund would no longer be subject to the 1940 Act diversification requirements if shareholders approve the Proposal, each Fund will continue to be subject to federal tax diversification restrictions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "IRC"). The IRC contains diversification requirements for mutual funds. These diversification requirements are frequently referred to as the "tax diversification requirements." Funds must satisfy two diversification tests under the IRC. First, at least 50% of the value of the fund's total assets must consist of cash, cash items, government securities, securities of other regulated investment companies (e.g., mutual funds), and investments in other securities that, with respect to any one issuer, represent neither (i) more than 5% of the assets of the fund, nor (ii) more than 10% of the voting securities of the issuer. Second, no more than 25% of the value of the fund's assets may be invested in (i) the securities of any one issuer (other than government securities or the securities of other regulated investment companies), (ii) the securities (other than the securities of other regulated investment companies) of two or more issuers that the fund controls and are engaged in similar trades or businesses, or (iii) the securities of one or more qualified publicly traded partnerships.

What happens if shareholders do not approve the Proposal?

If shareholders do not approve reclassifying their Fund as non-diversified, the Fund will continue to operate as a diversified fund, as defined under the 1940 Act, and that Fund's fundamental policy on diversification will remain in effect.

EACH FUND'S BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL TO CHANGE THE FUND'S STATUS FROM A DIVERSIFIED TO A NON-DIVERSIFIED FUND AND TO ELIMINATE THE RELATED FUNDAMENTAL POLICY.

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Part III

More on Proxy Voting and Shareholder Meetings

This section provides information on a number of topics relating to proxy voting and the shareholder meeting.

Votes Needed to Approve the Proposal. Shareholders of each fund will vote separately on the proposal for their respective fund. For the proposal to pass for a fund, it must be approved by the lesser of (1) 67% or more of the fund's voting securities present at the meeting—if the holders of more than 50% of the fund's outstanding voting shares are in virtual attendance at the meeting or represented by proxy, or (2) more than 50% of the fund's outstanding voting securities.

Proxy Solicitation Methods. The funds will solicit shareholder proxies in a variety of ways. All shareholders that are entitled to vote will receive these proxy materials by mail or electronically (assuming that applicable requirements are met). In addition, employees and officers of Vanguard or its affiliates may solicit shareholder proxies in person, by telephone, by mail, or through the Internet. Computershare Fund Services ("Computershare") has been engaged to assist in the solicitation of proxies for the Joint Special Meeting.

Proxy Solicitation Costs. Each fund will pay all costs of soliciting proxies from its shareholders, including costs relating to the printing, mailing, and tabulation of proxies. Computershare's solicitation costs for the funds are currently estimated to be approximately $[____] and will be allocated across the funds proportionately, according to a fixed formula. By voting immediately, you can help your fund avoid the considerable expense of a second proxy solicitation.

Quorum. In order for the Joint Special Meeting to go forward, each fund must achieve a quorum. This means that more than thirty-three and one-third percent (33 1/3%) of the total combined net asset value of a fund's shares must be represented at the meeting—either in virtual attendance at the meeting or by proxy. All returned proxies count toward a quorum, regardless of how they are voted ("For," "Against," or "Abstain"). The funds will count abstentions and broker non-votes toward establishing a quorum, but against the approval of the proposal. (A broker non-vote is a proxy received from a broker who holds fund shares on behalf of an investor, but who does not have discretionary power to vote the shares on the investor's behalf, indicating that the broker has not received instructions from the investor on the matter at issue.) Signed, dated proxy cards and voting instruction cards returned to Vanguard without a choice indicated as to the proposal shall be voted "For" the proposal. Approval of the proposal is discussed above in "Votes Needed to Approve the Proposal."

Adjournment. If quorum is not present or represented at the Joint Special Meeting, either the chairman of the meeting (without a shareholder vote) or the holders of a majority of the votes present by virtual attendance or by proxy, and if quorum is present but sufficient votes to approve a proposal are not received, the holders of a majority of the votes present by virtual attendance or by proxy, shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, to permit further solicitation of proxies. At such adjourned meeting, if quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally notified.

Revoking Your Proxy. Your latest vote is the one that counts. Therefore, you can revoke a prior proxy simply by voting again – over the Internet, with your proxy card or voting instruction card, or by toll-free telephone call. You can also revoke a prior proxy by writing to the funds' secretary at the following address: Anne E. Robinson, V26, The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482-2600, or by voting at the Joint Special Meeting. You may revoke your proxy at any time up until voting results are announced at the Joint Special Meeting.

Shareholder Proposals. Any shareholder proposals to be included in the proxy statement for a fund's next shareholder meeting must be received by the fund within a reasonable period of time prior to that meeting. Other than the meeting described in this proxy statement, none of the funds currently plan to hold another annual or special meeting of shareholders in 2021. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

Voting Rights. Shareholders of each fund are entitled to cast one vote for each dollar of fund net assets owned on the record date and a fractional vote for each fractional dollar of net assets owned on that date.

Nominee Accounts. Upon request, the funds will reimburse nominees for their reasonable expenses in forwarding proxy materials to beneficial owners of the funds' shares. Please submit invoices for our review to: Anne E. Robinson, V26, The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482-2600.

Annual/Semiannual Reports. Each fund's most recent annual and semiannual reports to shareholders are available at no cost. To request a report, please call Vanguard toll-free at 800-662-7447, or write to us at The Vanguard Group, Inc., P.O. Box 2600, Valley Forge, PA 19482-2600. The reports are also available on our website: www.vanguard.com .  Participants in a company-sponsored 401(k) or other retirement plan administered by Vanguard may call us toll-free at 800-523-1188.

Proxy Materials. This proxy statement and related proxy materials are available at no cost. To request a copy of this proxy statement and related proxy materials, please call Computershare toll-free at 866-963-5746. The proxy statement and related proxy materials are also available at the following website: https://www.proxy- direct.com/vanguard/materials .

Other Matters. At this point, we know of no other business to be brought before the Joint Special Meeting. However, if any other matters do arise, it is the trustees' intention that proxies will be voted on such matters in accordance with the judgment of the persons named on the enclosed proxy. If you object to our voting other matters on your behalf, please tell us in writing before the meeting.

The Vanguard Group, Inc. Each of the funds soliciting proxies is a member of Vanguard. Vanguard is owned jointly by the funds it oversees. Vanguard provides the funds with their corporate management, administrative, and distribution services. Vanguard Marketing Corporation, 100 Vanguard Boulevard, Malvern, PA 19355, a wholly- owned subsidiary of Vanguard, is the funds' distributor.

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Part IV

Fund and Investment Advisor Information

Investment Advisors of the Funds

This section includes a list of the name(s) and address(es) of each fund's investment advisor(s).

Fund	Advisor	Address
Vanguard Health Care Fund	Wellington Management Company	280	Congress Street, Boston, MA
	LLP	02210
Vanguard Energy Fund	Wellington Management Company	280	Congress Street, Boston, MA
	LLP	02210
Vanguard U.S. Growth Fund	Jackson Square Partners, LLC	101	California Street, Suite 3750,
		San Francisco, CA 94111
	Wellington Management Company	280	Congress Street, Boston, MA
	LLP	02210
	Baillie Gifford Overseas Ltd.	Calton Square, 1 Greenside Row,
		Edinburgh, EH1 3AN, Scotland
	Jennison Associates LLC	466 Lexington Avenue, New York,
		NY 10017
	The Vanguard Group, Inc.	P.O. Box 2600, Valley Forge, PA
		19482
Vanguard Variable Insurance	Jackson Square Partners, LLC	101	California Street, Suite 3750,
Funds—Growth Portfolio		San Francisco, CA 94111
	Wellington Management Company	280	Congress Street, Boston, MA
	LLP	02210
Vanguard Variable Insurance	The Vanguard Group, Inc.	P.O. Box 2600, Valley Forge, PA
Funds—Real Estate Index Portfolio		19482

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Vanguard Fund Information

This section provides certain required information for each of the funds. As of [September 30, 2020, each fund's trustees and officers, as an aggregate, owned less than 1% of the respective fund's outstanding shares]. All information presented below is as of [September 30, 2020].

Vanguard Health Care Fund

•A series of Vanguard Specialized Funds.

•Net assets of $[____] and [____] outstanding shares.

•Shareholders with more than 5% record and/or beneficial ownership of the noted class of this fund's shares:

	Name and Address of	Amount of Shares
Title of Class	Shareholder	Owned	Percent of Class
Investor Shares
Admiral Shares

Vanguard Energy Fund

•A series of Vanguard Specialized Funds.

•Net assets of $[____] and [____] outstanding shares.

•Shareholders with more than 5% record and/or beneficial ownership of the noted class of this fund's shares:

	Name and Address of	Amount of Shares
Title of Class	Shareholder	Owned	Percent of Class
Investor Shares
Admiral Shares

Vanguard U.S. Growth Fund

•A series of Vanguard World Fund.

•Net assets of $[____] and [____] outstanding shares.

•Shareholders with more than 5% record and/or beneficial ownership of the noted class of this fund's shares:

	Name and Address of	Amount of Shares
Title of Class	Shareholder	Owned	Percent of Class
Investor Shares
Admiral Shares

Vanguard Variable Insurance Funds—Growth Portfolio

•A series of Vanguard Variable Insurance Funds.

•Net assets of $[____] and [____] outstanding shares.

•Shareholders with more than 5% record and/or beneficial ownership of the noted class of this fund's shares:

	Name and Address of	Amount of Shares
Title of Class	Shareholder	Owned	Percent of Class
Investor Shares

Vanguard Variable Insurance Funds—Real Estate Index Portfolio

•A series of Vanguard Variable Insurance Funds.

•Net assets of $[____] and [____] outstanding shares.

•Shareholders with more than 5% record and/or beneficial ownership of the noted class of this fund's shares:

	Name and Address of		Amount of Shares
Title of Class	Shareholder		Owned	Percent of Class
Investor Shares
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11

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

VOTING OPTIONS:

VOTE ON THE INTERNET

Log on to:

 https://www.proxy-direct.com/vanguard

or scan the QR code

Follow the on-screen instructions available 24 hours a day prior to the Joint Special Meeting

VOTE BY PHONE

Call 1-888-218-4371

Follow the recorded instructions available 24 hours a day prior to the Joint Special Meeting

VOTE BY MAIL

Vote, sign and date this Proxy Card

and return in the postage-paid

envelope

VOTE AT THE VIRTUAL JOINT SPECIAL MEETING

on Friday, January 22, 2021 at [4:00] p.m. Eastern Time.

Please refer to the Proxy Statement for instructions on how to participate in the virtual meeting.

Form of proxy card
THE VANGUARD FUNDS	PROXY
JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JANUARY 22, 2021
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARDS OF TRUSTEES OF THE FUNDS

The undersigned hereby appoint(s) __________, __________, and __________, or any of them, as Proxies of the undersigned with full power of substitution, to vote and act with respect to all interests in each of the Funds with respect to which the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of each such Fund to be held over the Internet in a virtual format on January 22, 2021, at [4:00] p.m., Eastern Time, and at any adjournments or postponements thereof.

The undersigned acknowledges receipt of the Notice of Joint Special Meeting of Shareholders and of the accompanying Joint Proxy Statement, and revokes any proxy previously given with respect to such meeting.

This proxy will be voted as instructed. If no specification is made for the proposal, the proxy will be voted "FOR" the proposal. The Proxies are authorized in their discretion to vote upon such other matters as may come before the Joint Special Meeting or any adjournments or postponements thereof.

VOTE VIA THE INTERNET: www.proxy-direct.com/vanguard

VOTE VIA THE TELEPHONE: 1 - 8 8 8 - 2 1 8 - 4 3 7 1

VAN_31612_09152020

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the

Joint Special Meeting of Shareholders on January 22, 2021.

The Proxy Statement and Proxy Card are available at: https://www.proxy-direct.com/vanguard/materials

FUNDS	FUNDS	FUNDS
Vanguard Energy Fund	Vanguard Health Care Fund	Vanguard U.S. Growth Fund.
VVIF--Growth Portfolio	VVIF--Real Estate Index Portfolio

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS Example: X

AManagement Proposal: THE BOARD RECOMMENDS A VOTE FOR THE PROPOSAL.

1.To reclassify the diversification status to non-diversified and eliminate a related fundamental policy.

To Vote All Funds For; ☐  To Vote All Funds Against; ☐  To Abstain Votes For All Funds; ☐  or vote separately by Funds below.

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
01	Vanguard Energy Fund	☐	☐	☐	02	Vanguard Health Care Fund	☐	☐	☐
03	Vanguard U.S. Growth Fund	☐	☐	☐	04	VVIF--Growth Portfolio	☐	☐	☐
05	VVIF--Real Estate Index Portfolio	☐	☐	☐

BAuthorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below

Note: Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

Date (mm/dd/yyyy) ─ Please print date below	Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep signature within the box

/ /

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xxxxxxxxxxxxxx	VAN1 31612	M xxxxxxxx

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

VOTING OPTIONS:

VOTE ON THE INTERNET

Log on to:

 https://www.proxy-direct.com/vanguard

or scan the QR code

Follow the on-screen instructions available 24 hours a day prior to the Joint Special Meeting

VOTE BY PHONE

Call 1-866-367-6361

Follow the recorded instructions available 24 hours a day prior to the Joint Special Meeting

VOTE BY MAIL

Vote, sign and date this Voting Instruction Card and return in the postage-paid envelope

VOTE AT THE VIRTUAL JOINT SPECIAL MEETING

on Friday, January 22, 2021 at [4:00] p.m. Eastern Time.

Please refer to the Proxy Statement for instructions on how to participate in the virtual meeting.

Form of voting instruction card
THE VANGUARD FUNDS	VOTING INSTRUCTION CARD

JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JANUARY 22, 2021

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARDS OF TRUSTEES OF THE FUNDS

[Insurance Company Name Drop-in]

The undersigned revoking all voting instructions heretofore given with respect to shares to be voted at the Joint Special Meeting of Shareholders of each such Fund to be held over the Internet in a virtual format, on January 22, 2021, at [4:00] p.m., Eastern Time, hereby instructs all shares deemed attributable to the undersigned's contract or policy with the issuing insurance company named above be voted as indicated on the Voting Instruction Card at the Joint Special Meeting and at any adjournment(s) thereof. The issuing insurance company named above and any proxies appointed by it are authorized in their discretion to transact such other business as may properly come before the Joint Special Meeting or any adjournment(s) thereof.

Voting Instructions are solicited by the issuing insurance company named above on behalf of the Board of Trustees. Shares will be voted as you specify. The Board of Trustees recommends that you vote "FOR" the proposal. If this Voting Instruction Card is signed, dated and returned with no choice indicated as to the proposal on which shares represented by the undersigned's contract or policy are entitled to be voted, such shares shall be voted "FOR" the proposal.

VOTE VIA THE INTERNET: www.proxy-direct.com/vanguard

VOTE VIA THE TELEPHONE: 1-866-367-6361

VAN_31612_09152020VI

THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the

Joint Special Meeting of Shareholders to Be Held on January 22, 2021.

The Proxy Statement and Voting Instruction Card are available at:

 https://www.proxy-direct.com/vanguard/materials

FUNDS	FUNDS	FUNDS
Vanguard Energy Fund	Vanguard Health Care Fund	Vanguard U.S. Growth Fund.
TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS Example:	X

AManagement Proposal: THE BOARD RECOMMENDS A VOTE FOR THE PROPOSAL.

1.To reclassify the diversification status to non-diversified and eliminate a related fundamental policy.

To Vote All Funds For; ☐ To Vote All Funds Against; ☐ To Abstain Votes For All Funds; ☐ or vote separately by Funds below.

		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01	Vanguard Energy Fund	☐	☐	☐	02 Vanguard Health Care Fund	☐	☐	☐
03	Vanguard U.S. Growth Fund	☐	☐	☐

BAuthorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below

Note: Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

Date (mm/dd/yyyy) ─ Please print date below	Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep signature within the box

/ /

Scanner bar code

xxxxxxxxxxxxxx	VAN2 31612	M xxxxxxxx

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

VOTING OPTIONS:

VOTE ON THE INTERNET

Log on to:

 https://www.proxy-direct.com/vanguard

or scan the QR code

Follow the on-screen instructions available 24 hours a day prior to the Joint Special Meeting

VOTE BY PHONE

Call 1-866-367-6361

Follow the recorded instructions available 24 hours a day prior to the Joint Special Meeting

VOTE BY MAIL

Vote, sign and date this Voting Instruction Card and return in the postage-paid envelope

VOTE AT THE VIRTUAL JOINT SPECIAL MEETING

on Friday, January 22, 2021 at [4:00] p.m. Eastern Time.

Please refer to the Proxy Statement for instructions on how to participate in the virtual meeting.

Form of voting instruction card
THE VANGUARD FUNDS	VOTING INSTRUCTION CARD

JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JANUARY 22, 2021

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUNDS

The undersigned revoking all voting instructions heretofore given with respect to shares to be voted at the Joint Special Meeting of Shareholders of each such Fund to be held over the Internet in a virtual format, on January 22, 2021, at [4:00] p.m., Eastern Time, hereby instructs all shares deemed attributable to the undersigned's contract or policy be voted as indicated on the Voting Instruction Card at the Joint Special Meeting and at any adjournment(s) thereof. The issuing insurance company and any proxies appointed by it are authorized in their discretion to transact such other business as may properly come before the Joint Special Meeting or any adjournment(s) thereof.

Voting Instructions are solicited by the issuing insurance company on behalf of the Board of Trustees. Shares will be voted as you specify. The Board of Trustees recommends that you vote "FOR" the proposal. If this Voting Instruction Card is signed, dated and returned with no choice indicated as to the proposal on which shares represented by the undersigned's contract or policy are entitled to be voted, such shares shall be voted "FOR" the proposal.

VOTE VIA THE INTERNET: www.proxy-direct.com/vanguard

VOTE VIA THE TELEPHONE: 1-866-367-6361

VAN_31612_09152020VA

THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the

Joint Special Meeting of Shareholders to Be Held on January 22, 2021.

The Proxy Statement and Voting Instruction Card are available at:

 https://www.proxy-direct.com/vanguard/materials

FUNDS	FUNDS
VVIF--Growth Portfolio	VVIF--Real Estate Index Portfolio
TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS Example:	X

AManagement Proposal: THE BOARD RECOMMENDS A VOTE FOR THE PROPOSAL.

1.To reclassify the diversification status to non-diversified and eliminate a related fundamental policy.

To Vote All Funds For; ☐ To Vote All Funds Against; ☐ To Abstain Votes For All Funds; ☐ or vote separately by Funds below.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 VVIF--Growth Portfolio	☐	☐	☐	02 VVIF--Real Estate Index Portfolio	☐	☐	☐

BAuthorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below

Note: Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

Date (mm/dd/yyyy) ─ Please print date below	Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep signature within the box

/ /

Scanner bar code

xxxxxxxxxxxxxx	VAN7 31612	M xxxxxxxx

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

VOTING OPTIONS:

VOTE ON THE INTERNET

Log on to:

 https://www.proxy-direct.com/vanguard

or scan the QR code

Follow the on-screen instructions available 24 hours a day prior to the Joint Special Meeting

VOTE BY PHONE

Call 1-866-367-6361

Follow the recorded instructions available 24 hours a day prior to the Joint Special Meeting

VOTE BY MAIL

Vote, sign and date this Voting Instruction Form and return in the postage-paid envelope

VOTE AT THE VIRTUAL JOINT SPECIAL MEETING

on Friday, January 22, 2021 at 4:00 p.m. Eastern Time.

Please refer to the Proxy Statement for instructions on how to participate in the virtual meeting.

Form of voting instruction form
THE VANGUARD FUNDS	VOTING INSTRUCTION FORM

JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JANUARY 22, 2021

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARDS OF TRUSTEES OF THE FUNDS

TO VANGUARD BROKERAGE SERVICES CLIENTS: We have been requested to forward to you the enclosed proxy materials relative to shares of the Fund(s) carried by us in your account but not registered in your name. Such shares can be voted only by the holder of record. We urge you to execute the voting instruction form and return it to us promptly in the enclosed business reply envelope so that we may vote your shares in accordance with your wishes. It is understood that, if you sign without otherwise marking the form, your shares will be voted "FOR" the proposal. Alternatively, you may provide your voting instructions to us online or by phone. The rules of the NYSE will guide the voting procedures.

The following instructions provide specifics regarding the meeting for which this voting instruction form applies. The proposal is deemed non-routine under NYSE rules and your shares will not be voted, unless you return the Voting Instruction Form with instructions.

VOTE VIA THE INTERNET: www.proxy-direct.com/vanguard

VOTE VIA THE TELEPHONE: 1-866-367-6361

VAN_31612_09152020VBS

THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the

Joint Special Meeting of Shareholders to Be Held on January 22, 2021.

The Proxy Statement and Voting Instruction Form are available at:

 https://www.proxy-direct.com/vanguard/materials

FUNDS	FUNDS	FUNDS
Vanguard Energy Fund	Vanguard Health Care Fund	Vanguard U.S. Growth Fund.
TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS Example:	X

AManagement Proposal: THE BOARD RECOMMENDS A VOTE FOR THE PROPOSAL.

1.To reclassify the diversification status to non-diversified and eliminate a related fundamental policy.

To Vote All Funds For; ☐ To Vote All Funds Against; ☐ To Abstain Votes For All Funds; ☐ or vote separately by Funds below.

		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01	Vanguard Energy Fund	☐	☐	☐	02 Vanguard Health Care Fund	☐	☐	☐
03	Vanguard U.S. Growth Fund	☐	☐	☐

BAuthorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below

Note: Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

Date (mm/dd/yyyy) ─ Please print date below	Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep signature within the box

/ /

Scanner bar code

xxxxxxxxxxxxxx	VAN3 31612	M xxxxxxxx